Exhibit 99.2

Investor Presentation November 2021 [C O NFID E N T I A L]

Disclaimer 2 Disclaimers and Other Important Information This presentation (this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between CF Acquisition Corp. VI (“CF VI”) and Rumble, Inc. (“Rumble” or the “Company”) and related transactions (the “Potential Business Combination”) and the proposed private offering of public equity (the “PIPE Offering”), and for no other purpose. By reviewing or reading this Presentation, you will be deemed to have agreed to the obligations and restrictions set out below. This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Potential Business Combination, the PIPE Offering or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities. Any offer to sell securities pursuant to the PIPE Offering will be made only pursuant to a definitive Subscription Agreement and will be made in reliance on an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), for offers and sales of securities that do not involve a public offering. CF VI reserves the right to withdraw or amend for any reason any offering and to reject any Subscription Agreement for any reason, or for no reason. The communication of this Presentation is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. No representations or warranties, express or implied, are given in, or in respect of, this Presentation. This Presentation is subject to updating, completion, revision, verification and further amendment. None of CF VI, Rumble or their respective affiliates has authorized anyone to provide interested parties with additional or different information. No securities regulatory authority has expressed an opinion about the securities discussed in this Presentation and it is an offense to claim otherwise. To the fullest extent permitted by law, in no circumstances will CF VI, Rumble or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents (including the internal economic models), its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with CF VI, Rumble or their respective representatives, as investment, legal or tax advice. In addition, this Presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of CF VI, Rumble, the Potential Business Combination or the PIPE Offering. Recipients of this Presentation should each make their own evaluation of CF VI, Rumble, the Potential Business Combination and the PIPE Offering and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. This Presentation supersedes and replaces all previous oral or written communications between the parties hereto relating to the subject matter hereof. Forward - Looking Information This Presentation (and oral statements regarding the subjects of this Presentation) contains certain forward - looking statements within the meaning of the U.S. federal securities laws with respect to Rumble and the Potential Business Combination, including statements regarding the anticipated benefits of the Potential Business Combination, the anticipated timing of the Potential Business Combination, the products and services offered by Rumble and the markets in which it operates (including future market opportunities), Rumble’s projected future results, future financial condition and performance and expected financial impacts of the Potential Business Combination (including future revenue, pro forma enterprise value and cash balance), the satisfaction of closing conditions to the Potential Business Combination, the PIPE Offering and the level of redemptions of CF VI’s public stockholders, and Rumble’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. These forward - looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “scales,” “representative of,” “valuation,” “potential,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward - looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward - looking statements in this Presentation, including but not limited to: (i) the risk that the Potential Business Combination and the PIPE Offering may not be completed in a timely manner or at all, which may adversely affect the price of CF VI’s securities, (ii) the risk that the Potential Business Combination may not be completed by CF VI’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by CF VI, (iii) the failure to satisfy the conditions to the consummation of the Potential Business Combination, including the approval of the business combination agreement by the stockholders of CF VI, the satisfaction of the minimum trust account amount following any redemptions by CF VI’s public stockholders (if applicable), and the receipt of certain governmental and regulatory approvals, (iv) the lack of a fairness opinion in determining whether or not to pursue the Potential Business Combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement, (vi) the effect of the announcement or pendency of the Potential Business Combination on Rumble’s business relationships, operating results, performance and business generally, (vii) risks that the Potential Business Combination disrupts current plans and operations of Rumble, (viii) the outcome of any legal proceedings that may be instituted against Rumble or CF VI related to the business combination agreement or the Potential Business Combination, (ix) the ability to maintain the listing of CF VI’s securities on a national securities exchange, (x) changes in the combined capital structure of Rumble and CF VI following the Potential Business Combination, (xi) changes in the competitive industries and markets in which Rumble operates or plans to operate, (xii) changes in laws and regulations affecting Rumble’s business, (xiii) the ability to implement business plans, forecasts, and other expectations after the completion of the Potential Business Combination, and identify and realize additional opportunities, (xiv) risks related to the uncertainty of Rumble’s projected financial information, (xv) risks related to Rumble’s limited operating history, the rollout of its business and the timing of expected business milestones, (xvi) risks related to Rumble’s potential inability to achieve or maintain profitability and generate cash, (xvii) current and future conditions in the global economy, including as a result of the impact of the COVID - 19 pandemic, and their impact on Rumble, its business and markets in which it operates, (xviii) the ability of Rumble to retain existing content providers and users and attract new content providers and customers, (xix) the potential inability of Rumble to manage growth effectively, (xx) the enforceability of Rumble’s intellectual property, including its patents and the potential infringement on the intellectual property rights of others, (xxi) costs related to the Potential Business Combination and the failure to realize anticipated benefits of the Potential Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions, and (xxii) the ability to recruit, train and retain qualified personnel. The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of CF VI’s prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 19, 2021, its Form 10 - Q filed on May 14, 2021, and other documents filed or to be filed with the SEC (including a registration statement on Form S - 4 to be filed in connection with the Potential Business Combination), as well as the “Investor Presentation Summary Risk Factors” attached to this Presentation. There may be additional risks that neither CF VI nor Rumble presently know or that CF VI and Rumble currently believe are immaterial that could also cause actual results to differ from those contained in the forward - looking statements. Forward - looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward - looking statements, and Rumble and CF VI assume no obligation and do not intend to update or revise these forward - looking statements, whether as a result of new information, future events, or otherwise. Neither Rumble nor CF VI gives any assurance that either Rumble, CF VI or the combined company will achieve its expectations.

Disclaimer (Cont’d) 3 Financial Information The financial and operating forecasts and projections contained in this Presentation represent certain estimates of Rumble as of the date thereof. Rumble’s independent public accountants have not examined, reviewed or compiled the forecasts or projections and, accordingly, do not express an opinion or other form of assurance with respect thereto. These projections should not be relied upon as being indicative of future results. Furthermore, none of Rumble or its management team can give any assurance that the forecasts or projections contained herein accurately represents Rumble’s future operations or financial condition. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Rumble or that actual results will not differ materially from those presented in these materials. Some of the assumptions upon which the projections are based inevitably will not materialize and unanticipated events may occur that could affect results. Therefore, actual results achieved during the periods covered by the projections may vary and may vary materially from the projected results. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information are indicative of future results or will be achieved. The financial information and data contained this Presentation is unaudited and does not conform to Regulation S - X promulgated by the SEC . Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any registration statement, prospectus, proxy statement or other report or document to be filed or furnished by CF VI, or any other report or document to be filed by the combined company following completion of the Potential Business Combination, with the SEC . Any “pro forma” financial data included in this Presentation has not been prepared in accordance with Article 11 of Regulation S - X of the SEC, is presented for informational purposes only and may differ materially from the Regulation S - X compliant pro forma financial statements of Rumble to be included any filings with the SEC. Industry and Market Data This Presentation has been prepared by CF VI and Rumble and includes market data and other statistical information from third - party industry publications and sources as well as from research reports prepared for other purposes. Although CF VI and Rumble believe these third - party sources are reliable as of their respective dates, none of CF VI, Rumble, or any of their respective affiliates has independently verified the accuracy or completeness of this information and cannot assure you of the data’s accuracy or completeness. Some data are also based on Rumble’s good faith estimates, which are derived from both internal sources and the third - party sources described above. None of CF VI, Rumble, their respective affiliates, or their respective directors, officers, employees, members, partners, stockholders or agents make any representation or warranty with respect to the accuracy of such information. Trademarks and Intellectual Property All trademarks, service marks, and trade names of Rumble or CF VI or their respective affiliates used herein are trademarks, service marks, or registered trade names of Rumble or CF VI, respectively, as noted herein. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners, and their use is not alone intended to, and does not alone imply, a relationship with Rumble or CF VI, or an endorsement or sponsorship by or of Rumble or CF VI. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Rumble, CF VI or the applicable rights owner will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. Additional Information and Where to Find It In connection with the Potential Business Combination, CF VI intends to file relevant materials with the SEC, including a registration statement on Form S - 4 , which will include a document that serves as a joint prospectus and proxy statement, referred to as a proxy statement/prospectus . A proxy statement/prospectus will be sent to all CF VI stockholders . CF VI will also file other documents regarding the proposed transaction with the SEC . Before making any voting or investment decision, investors and security holders of CF VI are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction . Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by CF VI through the website maintained by the SEC at www . sec . gov . The documents filed by CF VI with the SEC also may be obtained free of charge upon written request to CF Acquisition Corp . VI, 110 East 59 th Street, New York, NY 10022 or via email at CFVI@cantor . com . Participants in the Solicitation CF VI, Rumble and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from CF VI’s stockholders in connection with the proposed transaction. A list of the names of such directors and executive officers, and information regarding their interests in the business combination and their ownership of CF VI’s securities are, or will be, contained in CF VI’s filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Howard Lutnick Chairman and Chief Executive Officer Cantor Fitzgerald • Joined Cantor Fitzgerald in 1983 and was appointed President and CEO in 1991. Named Chairman in 1996 • Chairman and CEO of BGC Partners, Inc. (NASDAQ: BGCP), Executive Chairman of Newmark Group, Inc. (NASDAQ: NMRK) and Chairman and CEO of each SPAC sponsored by Cantor Fitzgerald • Longest serving CEO of any U.S. Federal Reserve Primary Dealer • Acquired Newmark Knight Frank in 2011 and created 4th largest US real estate services firm 1 Cantor Fitzgerald, founded in 1945, is a leading Investment Bank led by a highly experienced executive team including Howard Lutnick, Chairman and CEO, and Anshu Jain, President. Cantor has a leading SPAC sponsorship franchise and is a leading SPAC underwriter for third parties 2 Cantor is the largest broker - dealer private partnership on Wall Street with over $300 trillion of financial transactions annually covering more than 5,000 fixed income and equities clients; Cantor is 1 of 24 Primary Dealers of U.S. Treasuries 3 Cantor’s Financial and Real Estate Services businesses have over 12,000 employees primarily across Cantor Fitzgerald, BGC Partners, Inc. and Newmark Group, Inc. Cantor’s SPAC Track Record: • CF Finance Acquisition Corp. combined with GCM Grosvenor Inc. (NASDAQ: GCMG) in November 2020 • CF Finance Acquisition Corp. II combined with View, Inc. (NASDAQ: VIEW) in March 2021 • CF Finance Acquisition Corp. III combined with AEye, Inc. (NASDAQ: LIDR) in August 2021 • CF Acquisition Corp. V announced pending business combination with Satellogic in July 2021 4 Overview of Sponsor 4

Transaction Summary

OVERVIEW	▪ CF Acquisition Corp. VI ("CFAC VI") and Rumble, Inc. ("Rumble") have executed a non-binding letter of intent setting forth the potential terms of a business combination ▪ Definitive documentation is expected to be signed in early December 2021 ▪ The post-closing company will retain the Rumble name
TRANSACTION SIZE	▪ $300M cash in trust from CFAC VI[1] ▪ $100M PIPE[2]
VALUATION	▪ $2.2B pro forma enterprise value with strong balance sheet[3] ▪ Highly attractive valuation relative to growth profile
CAPITAL STRUCTURE	▪ Rumble shareholders are rolling substantially all of their equity in the transaction ▪ $383M cash to balance sheet to fund the company's growth plan[1][4]
OWNERSHIP[3][5]	▪ ~82% existing fully diluted Rumble equity holders, ~12% SPAC public stockholders, ~4% PIPE investors[2] and ~3% SPAC sponsor shares

(1) Assumes no redemptions by CFAC VI's public stockholders. (2) Includes $15M from CFAC VI sponsor's forward purchase agreement ("FPA"). (3) Excludes shares placed in escrow and those subject to vesting. (4) Assumes $55M of transaction expenses, $48M of existing cash on balance sheet and $10M net repurchase of Rumble shares ($11M gross repurchase of Rumble shares net for $1M issuance of high-vote Class D stock). (5) Pro forma for 1.1M share repurchase of Rumble shares and 1.1M issuance of restricted stock with certain time vesting requirements. Excludes 1.96M sponsor shares ("sponsor earnout shares") and 105.0M seller earnout shares to existing Rumble shareholders and optionholders ("seller earnout shares"). Includes 2.21M sponsor shares that will be subject to forfeiture to the extent the target $400M of capital is not available to SPAC at closing ("sponsor support shares"). The sponsor earnout shares and seller earnout shares are subject to 50% vesting at $15.00 and 50% vesting at $17.50 (price represents public trading price for 20 out of 30 trading days); also excludes 7.5M CFAC VI public warrants and 0.6M CFAC VI sponsor warrants (including FPA warrants). If the target capital of $400M is not available to SPAC at closing, a pro rata portion of the sponsor support shares will be subject to the same price based vesting described above and certain other vesting requirements.

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Rumble Presenters Chris Pavlovski Founder & Chief Executive Officer 2001 2011 2013 2009 Jolted Media Group Founder & CEO Cosmic Development Board Member Next Giant Leap Director of Marketing Rumble Founder & CEO 2000 2008 2016 2003 Credit Suisse Investm e nt B a n k i ng Mobilicity Vice President of Finance XM Canada Director of Investor Relations Rumble CFO Brandon Alexandroff Chief Financial Officer 6

The Opportunity A ‘ ne u tr al ’ vide o plat f orm an d c loud 7

[DRAFT MATERIALS – SUBJECT TO SUBSTANTIAL REVISION] Today, We Sit on an Incredible Opportunity With a Sustainable Competitive Advantage A T A GL A N C E (1) Average over Q3 2021. (2) Estimate based on bandwidth consumption. (3) Agreement in which creators assign Rumble the exclusive rights management of content. 7.9B Min ut e s W a tc h e d Per Month (1)(2) 2,750 Hours of Uploaded Video Per Day (1) 43% Of Daily Video Uploads Are Exclusive (1)(3) 36M Mon t h ly Acti v e Use rs (1) 23M U.S. MAUs (1) We have built technical independence with our infrastructure 2 The trust in Big Tech has materially diminished 3 Global 8 Unwavering focus on the value we bring to creators 1

The Opportunity Has Found Rumble



Future
Acceleration of Big Tech Censorship
Q3 Peak MAUs of 44M
Global MAUs
1M
2M
Devin Nunes
Dan Bongino
21M
U.S. Election Season
36M
Russell Brand
Glenn Greenwald
Dr. Drew
Jorge Masvidal
Donald Trump
Increasing adoption from top creators
Q2 2020
Q3 2020
Q4 2020
Today (as of Q3 '21)

Note: Represents average global Monthly Active Users ("MAUs") for the quarter. Reflects unique web and app users, with minor potential overlap in reporting. Metrics do not include Connected TV users.
Note: The inclusion of individuals' names and likenesses in this presentation is a "fair use" solely for informational and factual purposes relating to Rumble and its platform, and unless otherwise expressly noted, does not constitute any affiliation with Rumble or any endorsement or recommendation by them of Rumble or any potential investment opportunity related to Rumble.

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Shift in Big Tech Has Created Significant Market Opportunity Ne u tral High Censorship High Partisanship 10

1 1 M 2 7 M 4 0 M 1 0 0M 92M 1 3 0M 23M Rumble Growth to Date is Similar to TikTok 11 Rumble is Growing at a Rapid Pace Rumble (1) vs. TikTok (2) – U.S. MAUs Q3 2 0 21 March 2021 Feb - 2019 Aug - 2020 Ju n - 2020 Jan - 2018 Note: Data points represent average U.S. MAUs for the relevant quarter for Rumble. (1) Rumble MAUs defined as the number of users who have initiated at least one session on the Rumble site or app over the course of the month date range. (2) TikTok data sourced from CNBC and Business Insider. O c t - 2019 1M Q3 2 0 20 Average Global MAUs of 36M U.S. Glo b al 2 9 M 4 4 M Peak Q3 2021 MAUs

0 . 2B 0 . 2 B 1 . 4B 4B 5 B 8B Q2 '20 Q3 '20 Q4 '20 Minutes / MAU / Month: Q1 '21 Q2 '21 Q3 '21 1 M 2 M 21 M 33 M 25 M 36 M Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Strong Growth in Traffic and Engagement… (1) Estimate based on bandwidth consumption. Represents average for the quarter. Fast - Growing User Base… …And Engagement Average Global Monthly Active Users Minutes Watched per Month (1) 43 . 6 x Peak MAUs: 44M 135 220 197 12

…As Well as Significant Uptick in Content Uploads (1) Represents average for the quarter. (2) Agreement in which creators assign Rumble the exclusive rights management of content. Significant Creator Adoption… …Much of Which is Exclusive Hours of Uploaded Video per Day (1) Exclusive (2) % of Daily Video Uploads 42 86 630 1 , 883 2 , 33 8 2 , 74 6 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 19% 29% 41% 46% 51% 43% Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 65 . 3 x 2 . 2 x 13

Capturing the Opportunity

Engineering to Drive Engagement (1) New mobile app forecasted to launch in 2022. (2) Features in development and not currently available for widespread use. Web Browser M ob i l e A p p (1) Connected TV Li v e s tream i ng Camera Integration D e e pl i n k ing User Interface E n h a n c e ments Gifting/Tipping Features (2) 15

Building a World - Class User Experience 16

Targeted Strategy to Expand & Diversify Content

We're Identifying Top Creators and Providing Them Better Distribution

Rumble Key Criteria

- Expansion into New Verticals
- Ability to Monetize
- Ability to Bring in New Users
- Ability to Increase Engagement



Dan Bongino

864K Subscribers (YouTube)

2.2x

1.9M Subscribers (Rumble)

We're Replicating This Strategy Across Multiple Content Verticals

● Art	● Music
● Comedy	● Movies
● Education	● News
● Environment	● Pets
● Gaming	● Podcasts
● Government	● Politics
● Health / Medicine	● Product Reviews
● Influencers	● Religion
● Investing / Crypto	● Science
● Local News / Events	● Sports

Key to the dot colours in the list above:

- Green: Key Verticals Today (Influencers, Local News / Events, News, Pets, Politics)
- Purple: Potential Immediate Focus Areas (Comedy, Gaming, Government, Health / Medicine, Investing / Crypto, Religion, Science)
- Blue: Additional Growth Areas (Art, Education, Environment, Music, Movies, Podcasts, Product Reviews, Sports)

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Executing on Securing Top Talent Across Diverse Categories 18 Note: The inclusion of individuals’ names and likenesses in this presentation is a “fair use” solely for informational and factual purposes relating to Rumble and its platform, and unless otherwise expressly noted, does not constitute any affiliation with Rumble or any endorsement or recommendation by them of Rumble or any potential investment opportunity related to Rumble. Jorge Masvidal Sports Matt Kohrs Investing / Crypto Russell Brand Comedy Donald Trump Politics Glenn Greenwald Politics Dr. Drew Health / Medicine

We Have Just Begun Monetizing Our Distribution Advertising Ia a S Subscription & Tipping 19

Building Our Own Advertising Stack Building in - house ad network / sales to reduce value leakage to exchanges and expand advertiser base Share of advertising revenue Bid for publisher ad units Bid for publisher ad units Advertisers Advertisers 20

Subscription & Tipping Opportunity Supported by the Acquisition of Locals.com (1) Bridget Phetasy Writer and Comedian “This is truly giving the creators the tools to their audience and access to their audience and not being a gatekeeper because in these times there are gatekeepers everywhere” Dave Rubin Commentator, Writer, C ome d ian “Smaller communities are the future of the Internet” ZDoggMD Physician, Content Creator “Locals has been very good at building a community, and for the cut, I would not dare to do it myself” Accelerates subscription revenue model and brings 86K subscribers to our platform (1) Press release dated October 26 th , 2021. 21

$35B $26B $46 B $58B $87B $71B 2020A 2021E 2022E 2023E 2024E 2025E The Opportunity Extends to Enterprise Cloud IaaS North America Public Cloud IaaS End - User Spend (1) 27% C A GR Our Cost - Competitive Infrastructure Offering (2) Video S tre aming Email Services Storage Cloud & Website Hosting A Similar Market Opportunity Exists Ne u t r a l High Ce nsor s hip High P a r t i sa nship (1) Per Gartner Public Cloud Services Forecast – 3Q21 Update. (2) Offerings are currently in development. 22

Financial Highlights

Key Revenue Drivers With Focus Starting On Consumption… 24 Engagement Users Drivers Web / App / Co nn e c ted T V Geography Content L i v e s t r e a mi n g Monetization Advertising (load / CPM) Subscription / Tipping L ic e n si n g 1M 1B 6 M 6 B 2019 2020 Fu t u r e Scale Users / Engagement Average Global MAUs Total Annual Minutes Watched (1) Accelerating Consumption (1) Estimate based on bandwidth consumption. (2) Represents average across 9 month period from January 2021 – September 2021. (3) Represents average across 9 month period from January 2021 – September 2021, multiplied by 12 to calculate run - rate for the whole year. Consumption Y TD 2021 Ru n - Rate 31M (2) 69B (3)

23M 6M 7M 36M U . S . Key Int'l M a r ke t s R e st o f World G l o b a l $5 . 0 0 % of Y ouTub e : 19% 38% 57% 76% 95% 10% $0.3B $0.6B $0.8B $1.1B $1.4B 13% 0.4 0.7 1.1 1.4 1.8 18% 0.5 1.0 1.4 1.9 2.4 27% 0.7 1.4 2.2 2.9 3.6 36% 1.0 1.9 2.9 3.8 4.8 45% 1.2 2.4 3.6 4.8 6.0 23M 29M 40M 60M 80M 100 M …Which Will Drive Substantial Revenue Potential 25 Source: U.S. MAUs and Gross Advertising ARPU for YouTube per 2021 data from eMarketer. Note: Numbers are for illustrative purposes only. (1) Average Revenue Per User (“ARPU”). Advertising Monetization Potential of Rumble’s U.S. Audience 2021E U.S. Metrics: Significant additional revenue opportunity from international expansion and IaaS Avg. MAUs in Q3 ‘21 Peak MAUs in Q3 ‘21 Gl ob al M on e t i z a b le A ud ie n ce Illustrative U.S. Monthly ARPU (1) $1.00 $2.00 $3.00 $4.00 Illustrative Average U.S. MAUs 224M MAUs $5.28 Monthly ARPU Avg. MAUs in Q3 ‘21 P e a k: 29M P e a k: 44M Annual Revenue Opportunity

(1) User Interface (“UI”). User experience (“UX”). (2) Effective Cost Per Mille (“eCPM”). 26 We Have Only Scratched the Surface of What This Business Could Be Drive better engagement via improved UI/UX (1) and high - quality content Grow user base Build highly effective barriers to entry Realize higher eCPMs (2) / quality of advertisers Diversify and expand sustainable revenue stre a ms a nd ma rgins Use of Proceeds Value Creation Content A cqu i siti o n International Expansion A d v e r tisi n g Stack Infrastructure / Overhead

Closing Remarks 27 (1) Source: The Joe Rogan Experience Episode #1725 – Bridget Phetasy, 10/26/2021 Note: The inclusion of individuals’ names and likenesses in this presentation is a “fair use” solely for informational and factual purposes relating to Rumble and its platform, and unless otherwise expressly noted, does not constitute any affiliation with Rumble or any endorsement or recommendation by them of Rumble or any potential investment opportunity related to Rumble. Joe Rogan Discusses Rumble “As long as places like Rumble exist, you know, and I think they’re going to grow. I think that place is going to grow… …I think this is one of those things where they [expletive] up enough where the grip has slipped to the point where enough people are gonna, first of all, we’ll keep saying the name Rumble. Right, keep saying it, get people to keep going over there. I’m not over there, but I certainly would be” – Joe Rogan, 10/26/2021 (1)

Append i x

( 20% ) ( 10% ) – 10% 20% 30% 40% – 50 100 150 200 U.S. MAUs (or Subs) 250 300 350 U.S. MAUs (or Subs) LTM Growth Relative Valuation of Social / Video Incumbents 29 (1) MAUs (or Subs) Sources: Facebook: U.S. and Canada MAUs per Q3 filings. Netflix: U.S. and Canada paid memberships per Q3 filings. Roku: Total monthly active accounts per Q3 filings. Snapchat: 2021E U.S. MAUs per eMarketer. Twitter: 2021E U.S. MAUs per eMarketer. Pinterest: U.S. MAUs per Q3 filings. (2) Market Cap: Facebook, Netflix, Pinterest, Snapchat, Twitter and Roku market cap per FactSet as of 11/16/2021. U.S. MAUs / Subs LTM Growth vs. U.S. MAUs/Subs (1) Bubbles indicate Market Cap (2) 23 M Average U.S. MAUs as of Q3 - 20 21 with LTM growth of 1,800% (36M Average Gl obal MAUs) $ 40B $95B $310B $1,004B $ 45B $34B

Sources & Uses / Pro Forma Valuation

- Implied pro forma enterprise value of $2,231 million(1)
- CFAC VI to combine with Rumble
- CFAC VI and Rumble targeting $100 million PIPE at $10.00 per share(2)
- Existing Rumble shareholders are rolling substantially all of their equity in the transaction and are projected to own approximately 82.2% of company post-transaction(3)
- Rumble shareholders and optionholders to receive 105.0M additional earnout shares, with 50% vesting at $15.00(4) and 50% vesting at $17.50(4)
- $383 million of cash to balance sheet to fund Rumble's growth plan(5)

PRO FORMA ENTERPRISE VALUE ($M)

Share Price	$10.00
Pro Forma Shares Outstanding(8)	261.4
Equity Value	**$2,614**
(-) Net Cash on Balance Sheet	383
Pro Forma Enterprise Value	**$2,231**

SOURCES ($M)

CFAC VI Cash Held in Trust	$300
Cash on Rumble B/S(6)	48
PIPE Proceeds	100
Rumble Rollover Equity(3)	2,148
Total Sources	**$2,596**

USES ($M)

Cash to Balance Sheet	$383
Rumble Rollover Equity(3)	2,148
Transaction Fees	55
Net Repurchase of Rumble Shares(7)	10
Total Uses	**$2,596**

ILLUSTRATIVE PRO FORMA OWNERSHIP(8)(9)



3.8%
2.5%
11.5%
82.2%
Rumble Rollover Equity(3)
PIPE Investors
CFAC VI Public Stockholders
CFAC VI Sponsor

Key Assumptions: All numbers are approximate and based on draft deal documents. Assumes no redemptions, new shares issued at $10.00 and treasury stock method. (1) Excludes shares placed in escrow and certain shares subject to forfeiture/vesting. (2) Includes $15M from CFAC VI sponsor's forward purchase agreement ("FPA"). (3) Assumes $48M of cash on Rumble's balance sheet at close (subject to change based on actual cash on B/S at close), $11M gross repurchase of Rumble shares and $11M issuance of restricted stock with certain time vesting requirements. All existing Rumble shareholders receive pro forma common equity (includes current Rumble options and warrants based on treasury stock method). Excludes shares placed in escrow and those subject to vesting. (4) Price represents public trading price for 20 out of 30 trading days within 5 years of closing. (5) Assumes no redemptions. (6) As of Q3 2021 and adjusted for $25M of pre-PIPE investment proceeds. (7) Reflects $11M gross repurchase of Rumble shares net for $1M issuance of high-vote Class D stock. (8) Share count includes 214.8M Rumble rollover shares (pro forma for 1.1M share repurchase of Rumble shares and 1.1M issuance of restricted stock with certain time vesting requirements; excludes seller earnout shares), 10.0M PIPE shares, 30.0M CFAC VI public shares and 6.61M CFAC VI sponsor shares. Share count includes 2.21M sponsor support shares that will be subject to forfeiture to the extent the target $400M of capital is not available to SPAC at closing but only if certain other vesting requirements are not satisfied, and excludes 1.96M sponsor earnout shares subject to 50% vesting at $15.00 and 50% vesting at $17.50. Also excludes impact of 7.5M CFAC VI public warrants and 0.6M CFAC VI sponsor warrants (including FPA warrants). (9) Excludes new equity incentive plan.

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INVESTOR PRESENTATION SUMMARY RISK FACTORS Investing in the PIPE Offering involves a high degree of risk. Certain of the following risk factors apply to the business and operations of Rumble and will also apply to the business and operations of the combined company following the completion of the Potential Business Combination. If any of the following risks actually occur, they may have a material adverse effect on the business, financial condition, and results of operations of Rumble or the combined company and could adversely affect the trading price of the combined company’s common stock following the Potential Business Combination. The list below is not exhaustive and is subject to change. If the risks and uncertainties that Rumble or the combined company plan for are incorrect or incomplete, or if Rumble or the combined company fails to fully understand and manage these risks successfully, this failure may have a material adverse effect on the business, financial condition, and results of operation of the combined company following the Potential Business Combination. You should carefully consider these risks and uncertainties, and you should carry out your own due diligence and consult with your own financial and legal advisors, concerning the risks and suitability of an investment in the PIPE Offering before making an investment decision. Unless the context requires otherwise, references to “Rumble” in the below are to the business and operations of Rumble prior to the Potential Business Combination and the business and operations of the combined company following the Potential Business Combination. Rumble’s limited operating history makes it difficult to evaluate its business and prospects. Rumble’s recent and rapid growth may not be indicative of future performance. Rumble may not be able scale its systems, technology or infrastructure effectively or grow its business at the same or similar rate as other comparable companies. Rumble may not be able to achieve or maintain profitability. Rumble has made, and expects to continue to make, acquisitions that could disrupt its operations, and such acquisitions may have an adverse effect on its operating results. Rumble collects, stores, and processes large amounts of user video content and personal information of its users and subscribers. If Rumble’s security measures are breached, its sites and applications may be perceived as not being secure, traffic and advertisers may curtail or stop viewing its content or using its services, its business and operating results could be harmed, and it could face legal claims from users and subscribers.

48279281.5 Rumble may fail to comply with applicable privacy laws. Rumble operates across many different markets both domestically and internationally which may subject it to cybersecurity, privacy, data security, data protection, and online content laws with uncertain interpretations, as well as impose conflicting obligations on Rumble. The international nature of the Potential Business Combination may create complexities that limit Rumble’s ability to optimize its corporate structure in the future. Rumble is subject to cyber security risks and interruptions or failures in Rumble’s information technology systems and as it grows and gains recognition, it will likely need to expend additional resources to enhance Rumble’s protection from such risks. Notwithstanding Rumble’s efforts, a cyber incident could occur and result in information theft, data corruption, operational disruption and/or financial loss. Ongoing and additional investments in cybersecurity and content review may identify abuses of Rumble’s platforms and misuse of user data. Inadequate technical and legal intellectual property (IP) protections could prevent Rumble from defending or securing its proprietary technology and IP. Rumble may be found to have infringed on the IP of others, which could expose Rumble to substantial losses or restrict its operations. Rumble may face liability for hosting content that allegedly infringes on a third - party copyright or violates certain laws. Rumble may face liability for hosting a variety of tortious or unlawful materials uploaded by third parties, notwithstanding the liability protections of section 230 of the Communications Decency Act. Rumble may face negative publicity for removing, or declining to remove, certain content, regardless of whether such content violated any law. User - generated content could affect the quality of Rumble’s services and deter current or potential users from using its platforms. - 2 -

- 3 - 48279281.5 Rumble’s traffic growth, engagement, and monetization depend upon effective operation within and compatibility with operating systems, networks, devices, web browsers and standards, including mobile operating systems, networks, and standards that it does not control. Users are increasingly using mobile devices to access content within digital media and adjacent businesses , and if Rumble is unsuccessful in attracting new users to its mobile offerings and expanding the capabilities of its content and other offerings with respect to its mobile platforms, Rumble’s revenues could decline. Rumble relies on its existing content providers, and on the recruiting of new content providers, and the loss of a material portion of its existing content providers, or its failure to recruit new providers, may materially harm its business and results of operations. Rumble’s business depends on continued and unimpeded access to its content and services on the Internet. If Rumble or those who engage with its content experience disruptions in Internet service, or if Internet service providers are able to block, degrade or charge for access to Rumble’s content and services, Rumble could incur additional expenses and the loss of traffic and advertisers. Rumble derives a material portion of its revenue from advertising and its relationships with a small number of key advertising networks, the loss of which could materially harm its results of operations. New technologies have been developed that are able to block certain online advertisements or impair Rumble’s ability to serve advertising, which could harm its operating results. Rumble faces significant market competition, and if Rumble is unable to compete effectively with its competitors for traffic and advertising spend, its business and operating results could be harmed. Rumble’s future business activities may revolve around a small number of key customer relationships, the disruption of which could harm its operating results. Changes to Rumble’s existing content and services could fail to attract traffic and advertisers or fail to generate revenue. Rumble depends on third - party vendors, including internet service providers, advertising networks, and data centers, to provide core services.

- 4 - 48279281.5 The loss of key personnel, or failure to attract and retain other highly qualified personnel in the future, could harm Rumble’s business. Hosting and delivery costs may increase unexpectedly. Rumble may be exposed to risk if it cannot enhance, maintain, and adhere to its internal controls and procedures. Changes in tax rates, changes in tax treatment of companies engaged in e - commerce, the adoption of new U.S. or international tax legislation, or exposure to additional tax liabilities may adversely impact Rumble’s financial results. Rumble’s ongoing antitrust litigation against Google may not be successful, allowing YouTube to increase its market power. Compliance obligations imposed by new privacy laws, laws regulating social media platforms and online speech in the U.S. and Canada, or industry practices may adversely affect Rumble’s business. The novel coronavirus that causes the disease known as COVID - 19 has caused a global health crisis that has caused significant economic and social disruption, and its impact on Rumble’s business is uncertain.